Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated October 1, 2015
to the
William Blair Directional Multialternative Fund (the “Fund”)
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated October 29, 2014

This supplement makes the following amendments to disclosures in the Fund’s Prospectus, Summary Prospectus and SAI dated October 29, 2014:

Effective October 1, 2015, William Blair & Company, L.L.C. (“William Blair”) transferred the investment advisory agreement for the Fund to its affiliate, William Blair Investment Management, LLC (“WBIM”), a Delaware limited liability company and registered investment adviser.  There are no changes to the Fund’s portfolio management team or principal investment strategies as a result of the transfer.  All references to William Blair as the investment adviser to the Fund in the Prospectus, Summary Prospectus and SAI are replaced with WBIM.  William Blair continues to serve as the principal underwriter and distributor of the Fund.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI.